EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Report of W. S. INDUSTRIES, INC. (the "COMPANY") on Form 10-QSB for the period ending FEBRUARY 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, James F. Dempsey, President and Chief Executive Officer, respectively, of THE COMPANY, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of THE COMPANY.

Date:  April 11, 2007
                                             By: /s/ JAMES F. DEMPSEY
                                                ------------------
                                                James F. Dempsey
                                                Chief Financial  Officer